                                                                    EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                 /s/ KPMG LLP

Melville, New York
March 22, 2001